Exhibit 77(q)

Exhibits

(a)(1)  Articles Supplementary dated May 20, 2008 to the Articles of Amendment and Restatement dated March 1, 2002 for ING Series Fund, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A on June 4, 2008 and incorporated herein by reference.

(a)(2)  Articles of Amendment effective June 11, 2008 regarding name change of ING Global Income Builder Fund to ING Global Target Payment Fund - Filed as an Exhibit to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A on August 21, 2008 and incorporated herein by reference.

(a)(3)  Articles Supplementary dated September 16, 2008, regarding the creation of ING Alternative Beta Fund – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(a)(4)  Articles Supplementary dated October 15, 2008 regarding the creation of ING U.S. Government Money Market Fund – Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(e)(1)  Second Amendment to Amended Investment Management Agreement effective April 4, 2008 between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004– Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(e)(2)  Amended and Restated Schedule A, effective October 22, 2008 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 122 to the Registrant’s Registration Statement on Form N-1A on October 21, 2008 and incorporated herein by reference.

(e)(3)  Amended and Restated Schedule A dated October 31, 2008 to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(e)(4)  Amendment dated June 16, 2008 to the Sub-Advisory Agreement dated September 30, 2006 between ING Investments, LLC and BlackRock Advisors, LLC – Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on September 30, 2008 and incorporated herein by reference.

(e)(5)  Amended Schedule A dated April 26, 2008 to the Sub-Advisory Agreement dated September 30, 2006 between ING Investments, LLC and BlackRock Advisors, LLC – Filed herein.

(e)(6)  Sub-Advisory Agreement dated October 22, 2008 between ING Investments, LLC and ING Investment Management Advisors B.V. – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

(e)(7)  Amended and Restated Schedule A dated October 31, 2008, with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A on December 17, 2008 and incorporated herein by reference.

77Q1(e)(1)  Second Amendment dated April 4, 2008 to Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A on April 4, 2008 and incorporated herein by reference.